UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 11, 2017, Southwestern Energy Company (the “Company”) issued press releases announcing that it commenced and priced a registered underwritten public offering of $650 million aggregate principal amount of its senior notes due 2026 and $500 million aggregate principal amount of its senior notes due 2027 (the “Notes Offering”). The full text of the press releases are listed under Item 9.01 as Exhibits 99.1 and 99.2 and incorporated herein by reference.

On September 11, 2017, the Company also issued a press release announcing that it had commenced cash tender offers (the “Tender Offers”) to purchase any and all of its 4.05% senior notes due 2020 and up to a certain amount, subject to respective sub-caps and priorities, of its 4.10% senior notes due 2022 and its 4.95% senior notes due 2025. The Tender Offers are subject to the terms and conditions set forth in an Offer to Purchase dated September 11, 2017. The full text of the press release is listed under Item 9.01 as Exhibit 99.3 and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Company’s senior notes or any other security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the commencement of the Notes Offering

99.2	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the pricing of the Notes Offering

99.3	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the Tender Offers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: September 11, 2017	By:	/s/ Jennifer E. Stewart
		Name:	Jennifer E. Stewart
		Title:	Senior Vice President and Chief Financial Officer - Interim

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the commencement of the Notes Offering

99.2	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the pricing of the Notes Offering

99.3	Press release issued by Southwestern Energy Company on September 11, 2017 relating to the Tender Offers